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                                                                    EXHIBIT 10.3



                              GARDEN BOTANIKA, INC.

                 1996 DIRECTORS' NONQUALIFIED STOCK OPTION PLAN
                    (REFLECTS 1-TO-7.87 REVERSE STOCK SPLIT)

                  This 1996 Directors' Nonqualified Stock Option Plan (the "Plan") provides for the grant of options to acquire shares of Common Stock, without par value (the "Common Stock"), of Garden Botanika, Inc., a Washington corporation (the "Company"). Stock options granted under this Plan (the "Options" or "Option") are intended to be nonqualified stock options under the Internal Revenue Code of 1986, as amended (the "Code").

                  1.       PURPOSE.

                  The purpose of this Plan is to retain the services of experienced and knowledgeable independent directors of the Company, to encourage such persons to acquire a greater proprietary interest in the Company, thereby strengthening their incentive to achieve the objectives of the shareholders of the Company.

                  2.       ELIGIBILITY.

                  Persons eligible to receive options under this Plan shall be all directors of the Company who are not otherwise employed by the Company or any Related Company, as defined below (the "Directors" or "Director"). Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Company or any subsidiary of the Company. Options also may be granted in exchange for outstanding Options.

                  As used in this Plan, the term "Related Company," when referring to a subsidiary corporation, shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain. When referring to a parent corporation, the term "Related Company" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the



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time of granting of the Option, each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of one of the other corporations in such chain.

                  3.       AUTOMATIC GRANT OF OPTIONS.

                  Subject to approval of this Plan by shareholders of the Company, upon election or appointment to the Board of Directors and thereafter on the date of each annual meeting of the Board of Directors, each eligible non-employee Director shall automatically receive an option to purchase 1,271 shares of Common Stock, vesting monthly over a period of one year, as further described in Section 4(d) below. The grant date of each Option (the "Date of Grant") shall be either be the date of the Director's election or appointment or the date of each annual meeting of the Board of Directors, respectively. Options to purchase a maximum of 63,561 shares of Common Stock in the aggregate may be issued pursuant to the Plan. The number of options available for a grant hereunder is subject to adjustment as set forth in Section 4(k) hereof. If any outstanding Option expires or is terminated for any reason, those shares of Common Stock allocable to the unexercised portion of such Option may be subject to one or more other Options issued pursuant to the Plan.

                  4.       TERMS AND CONDITIONS OF OPTIONS.

                  Each Option shall be evidenced by a written agreement (the "Agreement") in the form approved by the Company. Agreements may contain such additional provisions, not inconsistent herewith, as the Company in its discretion may deem advisable. All Options shall also comply with the following requirements:

                           (a) Number of Shares.

                  Each Agreement shall state the number of shares to which it pertains.

                           (b) Date of Grant.

                  Each Option shall state the Date of Grant.

                           (c) Option Price.




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                  The exercise price for the Options granted hereunder shall be equal to the fair market value on the Date of Grant. Such fair market value shall be the closing price at which it was traded on a national securities exchange or the last sale price quoted on the National Association of Securities Dealers Automated Quotation System or any successor or substantially similar market thereto on the Date of Grant. If the Common Stock shall be traded on more than one such market, the exercise price shall be determined on the basis of the most active market. If no such market exists, the exercise price shall be established at fair market value based on (i) the anticipated offering price of the Common Stock in the Company's initial public stock offering; (ii) if no such offering is anticipated, the most recent arms-length transaction occurring within twelve (12) months preceding the Date of Grant; or (iii) if neither clause (i) or (ii) are applicable, by a qualified appraiser selected by the Company.

                           (d) Vesting. The Option shall be exercisable only to
the extent it has vested. Assuming continuous service as a director of the Company, the Option shall vest at a rate of 833 shares as of the end of each complete calendar month following the Date of Grant, except that the last installment to vest at the end of the 12th month shall be 837 shares.

                           (e) Termination of Option. A vested Option shall
terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

                                    (i) ten (10) years from the Date of Grant;

                                   (ii) the expiration of ninety (90) days from
                           the date of Optionee's termination as a Director of the Company for any reason other than death or Disability (as defined below); or

                                  (iii) the expiration of one (1) year from the
                           date of death of Optionee or the cessation of Optionee's service as a Director by reason of Disability (as defined below).

                  If Optionee's service as a Director is terminated by death, any Option held by Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by Optionee's will or by the laws of descent




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and distribution of the state or country of Optionee's domicile at the time of death.

                  The unvested portion of the Option shall terminate immediately upon the Optionee's termination of employment for any reason whatsoever.

                  For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean any physical, mental or other health condition which substantially impairs the Optionee's ability to perform her or his assigned duties for one hundred twenty (120) days or more in any two hundred forty (240) day period or that can be expected to result in death.




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                           (f) Exercise of Options.

                  Options shall be exercisable, either all or in part, until termination; provided, however, that after registration of any of the Company's securities under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and regardless of when the Option is exercised, any Optionee who is an Insider shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares included any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. No portion of any Option for less than 50 shares (as adjusted pursuant to Section 4(k) below) may be exercised; provided, that if any Option is less than 50 shares, it may be exercised with respect to all shares which it represents. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable. Options or portions thereof may be exercised by giving written notice to the Company, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Stock so purchased, which payment shall be in the form specified in Section 4(g) below. The Company shall not be obligated to issue, transfer or deliver a certificate of Common Stock to any Optionee, or to his personal representative, until the aggregate exercise price has been paid for all shares for which the Option shall have been exercised and adequate provision has been made by the Optionee for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.

                           (g) Payment upon Exercise of Option.

                  Upon exercise of any Option, the aggregate option price shall be paid to the Company in cash or by certified or cashier's check. Alternatively, a Director may pay for all or any portion of the aggregate Option exercise price (i) by delivering to the Company shares of Common Stock previously held by such Director or (ii) having shares withheld from the amount of shares of Common Stock to be received by the Director. The shares of Common Stock received or withheld by the Company as payment for shares of Common Stock purchased upon the exercise of Options shall have a fair market value at the date of exercise (as




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determined in accordance with Section 4(c) hereof) equal to the aggregate option exercise price (or portion thereof) to be paid by the Director upon exercise.

                           (h) Rights as a Shareholder.

                  An Optionee shall have no rights as a shareholder with respect to any shares covered by the Option until such Optionee becomes a record holder of such shares, irrespective of whether such Optionee has given notice of exercise. Subject to the provisions of Section 4(k) below, no rights shall accrue to an Optionee and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Stock for which the record date is prior to the date the Optionee becomes a record holder of the shares of Common Stock covered by the Option, irrespective of whether such Optionee has given notice of exercise.

                           (i) Transfer of Option.

                  Unless otherwise specified in the Agreement, Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

                           (j) Securities Regulation and Tax Withholding.

                                    (1) Shares shall not be issued with respect
to an Option unless the exercise of such Option and the issuance and delivery of such shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations thereunder and the requirements of any stock exchange upon which such shares may then be listed, and such issuance shall be further subject to the




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approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of such shares. The inability of the Company to obtain from any regulatory body the authority deemed by the Company to be necessary for the lawful issuance and sale of any shares under this Plan, or the unavailability of an exemption from registration for the issuance and sale of any shares under this Plan, shall relieve the Company of any liability with respect to the non-issuance or sale of such shares.

                  As a condition to the exercise of an Option, the Company may require the Optionee to represent and warrant in writing at the time of such exercise that the shares are being purchased only for investment and without any then-present intention to sell or distribute such shares. At the option of the Company, a stop-transfer order against such shares may be placed on the stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any applicable law or regulation, may be stamped on the certificates representing such shares in order to assure an exemption from registration. The Company also may require such other documentation as may from time to time be necessary to comply with federal and state securities laws. THE COMPANY HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE SHARES OF STOCK ISSUABLE UPON THE EXERCISE OF OPTIONS.

                                    (2) As a condition to the exercise of any
Option granted under this Plan, the Optionee shall make such arrangements as the Company may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

                                    (3) The issuance, transfer or delivery of
certificates of Common Stock pursuant to the exercise of Options may be delayed, at the discretion of the Company, until the Company is satisfied that the applicable requirements of the federal and state securities laws and the withholding provisions of the Code have been met.




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                           (k) Stock Dividend, Reorganization or Liquidation.

                                    (1) If (i) the Company shall at any time be
involved in a transaction described in Section 424(a) of the Code (or any successor provision) or any "corporate transaction" described in the regulations thereunder; (ii) the Company shall declare a dividend payable in, or shall subdivide or combine, its Common Stock or (iii) any other event with substantially the same effect shall occur, the number of shares of Common Stock and/or the exercise price per share of each outstanding Option shall be proportionately adjusted so as to preserve the rights of the Optionee substantially proportionate to the rights of the Optionee prior to such event, and to the extent that such action shall include an increase or decrease in the number of shares of Common Stock subject to outstanding Options, the number of shares available under Section 3 of this Plan shall automatically be increased or decreased, as the case may be, proportionately, without further action on the part of the Company or the Company's shareholders.

                                    (2) If the Company is liquidated or
dissolved, all Options must be exercised prior to the effective date of such liquidation or dissolution. If the Option holders do not exercise their Options prior to such effective date, each outstanding Option shall terminate as of the effective date of the liquidation or dissolution.

                                    (3) The grant of an Option shall not affect
in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.




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                  5.       EFFECTIVE DATE; TERM.

                           This Plan shall be effective on the date specified by
the Board. Termination of this Plan shall not terminate any Option granted prior to such termination. Any Options granted prior to the approval of this Plan by a majority of the shareholders of the Company shall be granted subject to ratification of this Plan by the shareholders of the Company within twelve (12) months after this Plan is adopted by the Board, and if shareholder ratification is not obtained, each and every Option granted under this Plan contingent on such approval shall be null and void and shall convey no rights to the holder thereof.

                  6.       NO OBLIGATIONS TO EXERCISE OPTION.

                  The granting of an Option shall impose no obligation upon the Optionee to exercise such Option.

                  7.       APPLICATION OF FUNDS.

                  The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options granted hereunder will be used for general corporate purposes.

                  8.       INDEMNIFICATION OF BOARD.

                  In addition to all other rights or indemnification they may have as directors of the Company or as members of the Board, members of the Board shall be indemnified by the Company for all reasonable expenses and liabilities of any type and nature, including reasonable attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company), except to the extent that such expenses relate to matters for which it is adjudged that such Board members are liable for willful misconduct; provided, that within thirty (30) days after the institution of any such action, suit or proceeding, member(s) of the Board shall, in writing, notify the Company of such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend the same.



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                  9.       AMENDMENT OF PLAN.

                           The Company may, at any time, modify, amend or
terminate this Plan and Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with applicable statutes, rules or regulations; provided, however, that provisions of the Plan that state the amount and price of securities to be awarded, specify the timing of awards or set forth a formula that determines the amount, price and timing using objective criteria shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules under such acts; provided further, that any amendment for which shareholder approval is required by Securities and Exchange Commission Rule 16b-3, as amended from time to time, or any successor rule or regulatory requirements (the "Rule") in order for the Plan to be eligible or continue to qualify for the benefits of the Rule shall be subject to approval of the requisite percentage of the shareholders of the Company in accordance with the Rule. Notwithstanding the foregoing, the Company may modify grants to persons who are eligible to receive Options under this Plan who are foreign nationals or employed outside the United States to recognize differences in local law, tax policy or custom.

Approved by the Board of Directors of the Company:

                                        February 22, 1996

Approved by the Shareholders of the Company:

                                        March 29, 1996



                                        /s/Michael W. Luce
                                        --------------------------
                                        Michael W. Luce, President



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